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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 8, 2004


                      AMERICAN ORIENTAL BIOENGINEERING INC.
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           NEVADA                                       84-0605867
           ------                                       ----------
(State or Other Jurisdiction of             (IRS Employer Identification Number)
       Incorporation)

                                     0-29015
                                    --------
                            (Commission File Number)


No. 308 Xuefu Road, Nangang District, Harbin, China, 150086
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        (Address of Principal Executive Offices)                   (Zip Code)


     Registrant's telephone number, including area code: (86) 451 8666 6601
                                                         ------------------


       -------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                       SECTION 2 -- FINANCIAL INFORMATION

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.



         As used in this report, "we", "us", "our" or "AOBO" refer to American Oriental Bioengineering, Inc., a Nevada corporation.

         As disclosed on our current report on Form 8-K filed with the Commission on June 9, 2004, we signed a legally binding letter of intent on May 26, 2004 to acquire Heilongjiang Songhuajiang Pharmaceutical Limited ("HSPL"), a Chinese state-owned pharmaceutical company, subject to the execution of definitive acquisition documentation and certain other conditions. On September 8, 2004, the board of directors of AOBO ("Board") determined that the following conditions have been carried out and completed to the directors' satisfaction:

o comprehensive due diligence on the operations, organization, assets and financials of HSPL has been conducted by our due diligence committee designated for this purpose;

o        approvals from relevant government regulators were received;

o a completed due diligence report was submitted to our board of directors; and

o a definitive purchase agreement for the acquisition of HSPL (the "Purchase Agreement") was mutually agreed by both parties thereto.

         Therefore, we have signed the Purchase Agreement relating to our acquisition of HSPL on September 8, 2004. AOBO's total consideration paid to acquire 100% equity ownership of HSPL consisted of the cash purchase price of $7,229,000 and assumption of HSPL's liabilities, including without limitation its existing bank loan with the outstanding balance of approximately US$ 3,614,000. As a result of this transaction, AOBO acquired all manufacturing assets, facilities, equipment, land and land use rights, raw material, inventories, intellectual properties and technical talents of HSPL.

         The closing procedures shall be completed within forty five (45) days after the signing of the Purchase Agreement.


                 SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

         These financial statements are in the process of being prepared and will be filed as soon as practicable following the closing of the transaction described in this report, but in no event later than would be required by the applicable regulations of the Commission.

         (b) Pro Forma Financial Information.

         These financial statements are in the process of being prepared and will be filed as soon as practicable following the closing of the transaction described in this report, but in no event later than would be required by the applicable regulations of the Commission.

         (c)  Exhibits.

         2 Purchase Agreement between American Oriental Bioengineering, Inc., and the Government of Heilongjiang Province of China dated as of September 8, 2004



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           AMERICAN ORIENTAL BIOENGINEERING INC.



Date:  September 14, 2004                  By: /s/ Shujun Liu
                                               ---------------------------------
                                               Shujun Liu, Chairman and Chief
                                                Executive Officer









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                                  EXHIBIT INDEX


Number            Description
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2        Purchase Agreement between American Oriental Bioengineering, Inc., and the Government of Heilongjiang Province of China dated as of September 8, 2004